Exhibit 99.1

330 Madison Avenue New York, NY 10017 T 212 297 3600 F 212 557 7839 artioglobal.com

News Release
Artio Global Investors Inc.

Artio Global Investors Inc. Reports Third Quarter 2009 Results

NEW YORK, NY, November 13, 2009 – Artio Global Investors Inc. (NYSE: ART) (together with its subsidiaries, “Artio Global” or the “Company”) today reported its results for the third quarter ended September 30, 2009.

Third Quarter 2009 Financial Highlights

•	Adjusted[1] net income[2] of $27.9 million, or $0.47 per diluted share; (GAAP loss of $412.4 million or ($9.81) per diluted share)

•	Assets under management of $55.8 billion as of September 30, 2009

•	Investment management fees of $83.5 million increased 20% over the second quarter of 2009

•	Effective investment management fee rate[3] of 64.5 basis points

•	Adjusted operating margin of 50.2%

The Company’s GAAP results include certain non-recurring items and expenses associated with the reorganization of the Company’s ownership structure in connection with its initial public offering (“IPO”), which were disclosed in the Company’s final prospectus dated September 23, 2009. These have been excluded from the adjusted results for all periods included herein in order to provide more meaningful comparisons.

[1]	See Exhibits 3‐5 of this news release for a reconciliation of the Company’s U.S. GAAP results to its Non‐GAAP adjusted results (“adjusted”).
[2]	Net income (loss) represents net income (loss) attributable to Artio Global Investors.
[3]	Effective investment management fee rate is defined as annualized investment management fees divided by the average assets under management for the period.

For the third quarter of 2009, Artio Global reported adjusted net income of $27.9 million, or $0.47 per diluted share, an increase of 29% and 31%, respectively, from adjusted net income of $21.6 million, or $0.36 per diluted share, for the second quarter of 2009, and a decrease of 32% from adjusted net income of $41.3 million, or $0.69 per diluted share, for the third quarter of 2008.

On a GAAP basis, net income for the third quarter of 2009 was a loss of $412.4 million, or ($9.81) per diluted share, as compared with net income of $5.4 million, or $0.13 per diluted share, for the second quarter of 2009, and net income of $16.3 million, or $0.39 per diluted share, for the third quarter of 2008.

For the first nine months of 2009, Artio Global reported adjusted net income of $68.8 million, or $1.15 per diluted share, down 41% from adjusted net income of $117.1 million, or $1.95 per diluted share, for the first nine months of 2008.

On a GAAP basis, net income for the first nine months of 2009 was a loss of $404.0 million, or ($9.62) per diluted share, down from net income of $47.9 million, or $1.14 per diluted share, for the first nine months of 2008.

The tables below present a comparison of GAAP results and adjusted results, which exclude certain non‐recurring items and expenses. See Exhibits 3 – 5 of this news release for a reconciliation of the Company’s GAAP results to adjusted results.

	Three Months Ended (in millions, except per share amounts)
	Sep. 30, 2009	Sep. 30, 2008	Change	Jun. 30, 2009	Change
Revenue[4], GAAP	$84.5	$106.5	(21%)	$70.8	19%
Operating income (loss), GAAP	$(298.3)	$27.1	NM	$10.6	NM
Operating income, adjusted	$42.4	$64.0	(34%)	$39.3	8%
Net income (loss), GAAP	$(412.4)	$16.3	NM	$5.4	NM
Net income, adjusted	$27.9	$41.3	(32%)	$21.6	29%
Diluted EPS, GAAP	$(9.81)	$0.39	NM	$0.13	NM
Diluted EPS, adjusted	$0.47	$0.69	(32%)	$0.36	31%

[4]	Represents total revenues and other operating income.

	Nine Months Ended (in millions, except per share amounts)
	Sep. 30, 2009	Sep. 30, 2008	Change
Revenue, GAAP	$217.8	$349.4	(38%)
Operating income (loss), GAAP	$(281.7)	$89.3	NM
Operating income, adjusted	$116.0	$206.6	(44%)
Net income (loss), GAAP	$(404.0)	$47.9	NM
Net income, adjusted	$68.8	$117.1	(41%)
Diluted EPS, GAAP	$(9.62)	$1.14	NM
Diluted EPS, adjusted	$1.15	$1.95	(41%)

NM: Not meaningful

Business Highlights

•	Artio Global successfully completed its IPO on September 29, 2009

•	All three of the Company’s eligible mutual funds[5] were in the top quartile of Lipper[6] performance rankings for the five year period ended September 30, 2009

•	Seven of the Company’s nine mutual funds[7], representing over 99% of mutual fund assets, were above the median of Lipper[6] performance rankings for the three year period ended September 30, 2009

•	Five of the Company’s nine mutual funds[8], representing over 99% of mutual fund assets, were rated four or five stars by Morningstar[6], as of September 30, 2009

•	Net client cash inflows were $321 million for the third quarter of 2009

[5]	Class I mutual fund shares with a five‐year track record; other classes may have different performance characteristics.
[6]	See section entitled “Fund Performance Disclaimers” of this news release for further information about Lipper and Morningstar rankings.
[7]	Class I mutual fund shares with a three‐year track record; other classes may have different performance characteristics.
[8]	Class I mutual fund shares with a minimum three‐year track record; other classes may have different performance characteristics.

Management Commentary

“As an investment centric organization, our recent IPO marked an important milestone for the firm, further aligning the interests of our clients, employees and shareholders,” said Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer. “For Artio Global and our clients, it’s business as usual. Our goal of delivering superior long‐term investment returns, the highest quality client service and maintaining a focus on risk management remains paramount.”

“Looking past certain non‐recurring items associated with our IPO and related transactions, we are pleased with third quarter results given strong sequential growth in adjusted net income, revenues and assets under management, amid a more constructive market backdrop.”

Comparison with Third Quarter of 2008

Assets Under Management9 and Net Client Cash Flows

Assets under management were $55.8 billion as of September 30, 2009, down $0.9 billion, or 2%, from $56.6 billion as of September 30, 2008, due primarily to $2.0 billion of net client cash outflows in the fourth quarter of 2008, partly offset by $1.3 billion of net client cash inflows in the nine months ended September 30, 2009. Net client cash inflows for the third quarter of 2009 were $321 million as compared with net client cash outflows of $1.0 billion for the third quarter of 2008. The increase in net client cash flows primarily relates to significantly higher net client cash inflows into the High Yield strategy and reduced net client cash outflows from the International Equity I strategy.

Revenues and Other Operating Income

Revenues and other operating income for the third quarter of 2009 totaled $84.5 million, down 21% from $106.5 million for the third quarter of 2008. The decrease was driven primarily by lower investment management fees, which were $83.5 million for the third quarter of 2009, down 22% from $107.6 million for the third quarter of 2008 due primarily to lower average assets under management. This resulted in an effective investment management fee rate of 64.5 basis points for the third quarter of 2009.

[9]	Assets Under Management information excludes legacy activities.

Expenses

Employee Compensation and Benefits

For the third quarter of 2009, adjusted employee compensation and benefits expenses were $22.4 million, down 5% from adjusted employee compensation and benefits expenses of $23.5 million for the third quarter of 2008. The reduction was primarily due to costs related to the acceleration of our Principals’10 deferred compensation agreement included in the third quarter of 2008, partly offset by higher incentive compensation accruals in the third quarter of 2009 reflecting the year‐to‐date impact of a revised assessment of 2009 full year compensation.

GAAP employee compensation and benefits expenses for the third quarter of 2009 of $363.1 million increased from $60.4 million for the third quarter of 2008. Third quarter 2009 GAAP employee compensation and benefits expenses include certain non‐recurring charges relating to the amendment of compensation agreements with our Principals in connection with the Company’s IPO. These non-recurring charges include $215.8 million associated with the modification and acceleration of the vesting of our Principals’ Class B profits interests11 in the Company’s operating subsidiary and $97.9 million in conjunction with the establishment of a tax receivable agreement12 with our Principals. Additionally, GAAP employee compensation and benefits expenses for the third quarter of 2009 include compensation expenses of $12.2 million and $14.8 million for the allocation of Class B profits interests and change in redemption value of Class B profits interests, respectively.

GAAP employee compensation and benefits expenses for the third quarter of 2008 of $60.4 million include compensation expenses of $20.0 million and $16.9 million for the allocation of Class B profits interests and change in redemption value of Class B profits interests, respectively. In the future, the Company will not incur expenses associated with the allocation of Class B profits interests or change in redemption value of the Class B profits interests.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the third quarter of 2009 were $4.5 million, down 26% from $6.1 million for the third quarter of 2008 driven primarily by lower shareholder servicing costs resulting from lower average assets under management in proprietary funds.

[10]	Richard Pell, Chairman, CEO and CIO, and Rudolph‐Riad Younes, Head of International Equity, are collectively referred to as our “Principals”.
[11]	The $215.8 million non‐cash expense is reflected within change in redemption value of Class B profits interests.
[12]	The establishment of a tax receivable agreement with our Principals represents a non‐cash expense.

General and Administrative Expenses

General and administrative expenses for the third quarter of 2009 were $15.2 million, up 17% from $13.0 million for the third quarter of 2008, driven primarily by increased professional fees in connection with the Company’s IPO. Excluding expenses incurred in connection with our IPO from both periods13, general and administrative expenses decreased 5% from the third quarter of 2008.

Non‐Operating Income

Non‐operating income for the third quarter of 2009 was $0.1 million, down 78% from $0.6 million for the third quarter of 2008, driven primarily by lower interest income due to lower average invested funds and lower interest yields.

Income Taxes

For the third quarter of 2009, the adjusted effective tax rate was 34.3%, 1.6 percentage points lower than the 35.9% adjusted effective tax rate for the third quarter of 2008. The decrease was due primarily to a true‐up of 2008’s tax expense and 2009 year‐to‐date accruals, recorded in the third quarter of 2009, to reflect a lower apportionment of income for state and local tax purposes, which was partially offset by an increase of certain non‐deductible professional fees incurred in connection with the IPO.

GAAP income tax expense of $114.0 million for the third quarter of 2009 increased from $11.3 million for the third quarter of 2008 primarily as a result of a non‐cash expense of $110.3 million recorded in the third quarter of 2009 related to the de‐recognition of a deferred tax asset associated with the reorganization of the Company’s ownership structure in connection with the IPO.

Comparison with Second Quarter of 2009

Assets Under Management and Net Client Cash Flows

Assets under management were $55.8 billion as of September 30, 2009, up $9.0 billion, or 19%, from $46.8 billion as of June 30, 2009, driven primarily by market appreciation. Net client cash inflows for the third quarter of 2009 were $321 million compared with $751 million for the second quarter of 2009. The decrease in net client cash inflows relates to increased net client cash outflows in the

[13]	The Company incurred expenses in connection with the IPO of $4.8 million and $2.0 million in the third quarters of 2009 and 2008, respectively.

International Equity I strategy and reduced net client cash inflows into the International Equity II strategy, partly offset by net client cash inflows into the High Grade strategy as compared to net client cash outflows in the second quarter and increased net client cash inflows into the High Yield strategy.

Revenues and Other Operating Income

Revenues and other operating income for the third quarter of 2009 totaled $84.5 million, up 19% from $70.8 million for the second quarter of 2009. The increase was driven primarily by higher investment management fees, which were $83.5 million for the third quarter of 2009, up 20% from $69.8 million for the second quarter of 2009, due primarily to higher average assets under management.

Expenses

Employee Compensation and Benefits

For the third quarter of 2009 adjusted employee compensation and benefits expenses were $22.4 million, up 25% from adjusted employee compensation and benefits expenses of $18.0 million for the second quarter of 2009, driven primarily by increased incentive compensation accruals as noted above.

GAAP employee compensation and benefits expenses for the third quarter of 2009 of $363.1 million increased from $46.6 million for the second quarter of 2009. Third quarter 2009 GAAP employee compensation and benefits expenses include the non‐recurring charges relating to the amendment of our compensation agreements with our Principals in connection with the Company’s IPO as discussed above.

GAAP employee compensation and benefits expenses for the second quarter of 2009 of $46.6 million include compensation expense for the allocation of Class B profits interests of $11.3 million and change in redemption value of Class B profits interests of $17.4 million, both of which will not be incurred as expenses in the future.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the third quarter of 2009 were $4.5 million, up 9% from $4.1 million for the second quarter of 2009, driven primarily by higher shareholder servicing costs resulting from an increase in average assets under management in proprietary funds.

General and Administrative Expenses

General and administrative expenses of $15.2 million for the third quarter of 2009 increased 62% from $9.4 million for the second quarter of 2009, driven primarily by increased non‐recurring professional fees incurred in connection with our IPO. Excluding expenses incurred in connection with our IPO from both periods14, general and administrative expenses increased 21% from the second quarter of 2009.

Non‐Operating Income (Loss)

Non‐operating income for the third quarter of 2009 was $0.1 million compared to a non‐operating loss of $0.3 million for the second quarter of 2009 as the second quarter included a reversal of mark‐ to‐market gains recorded in earlier periods.

Income Taxes

For the third quarter of 2009, the adjusted effective tax rate was 34.3%, 10.3 percentage points lower than the 44.6% adjusted effective tax rate for the second quarter of 2009. The decrease was due primarily to a true‐up recorded in the third quarter of 2009 to reflect a lower apportionment of income for state and local tax purposes.

GAAP income tax expense of $114.0 million for the third quarter of 2009 increased from $5.0 million for the second quarter of 2009 primarily as a result of a non‐cash expense of $110.3 million recorded in the third quarter of 2009 related to the de‐recognition of a deferred tax asset previously mentioned.

Balance Sheet and Capital

At September 30, 2009, the Company had cash and cash equivalents of $165.2 million, marketable securities of $8.1 million and undrawn credit facilities of $110.0 million consisting of a $60.0 million term facility and a $50.0 million committed revolving credit facility. Subsequent to September 30, 2009, the Company made distributions to its former parent, GAM Holding Ltd., of $180.7 million and to our Principals of $17.8 million, and, in connection with such distributions, borrowed $60.0 million under its term facility.

Total deficit on the Statement of Financial Position was $33.4 million as of September 30, 2009.

[14]	The Company incurred expenses in connection with the IPO of $4.8 million in the third quarter of 2009 and $0.8 million in the second quarter of 2009.

Shares

As of September 30, 2009, shares of Class A and Class C common stock outstanding totaled 44,406,924.

For purposes of calculating adjusted earnings per diluted share, all of the Principals’ New Class A Units, held in the intermediate holding company, are assumed to have been exchanged into shares of Class A common stock. Accordingly, for the third quarter ended September 30, 2009, adjusted total weighted‐average diluted shares outstanding were 60,000,994.

Dividend

The Board of Directors did not declare a dividend on the common stock for the third quarter of 2009.

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Teleconference and Webcast Details

Artio Global’s management will host a conference call for analysts and investors to review third quarter results, today, November 13, 2009, beginning at 8:00 am (Eastern Time). The call can be accessed by dialing +1 888 680 0860 (inside the United States) or +1 617 213 4852 (outside the United States). The number should be dialed at least ten minutes prior to the start of the call. The passcode for the call will be 80728240. A simultaneous live audio webcast of the call will be available to the public on a listen‐only basis on the Investor Relations page of Artio Global’s website at www.ir.ArtioGlobal.com.

For those unable to listen to the live broadcast a replay will be available by dialing +1 888 286 8010 (inside the United States) or +1 617 801 6888 (outside the United States), and using the passcode 56503393, beginning approximately two hours after the event for a period of two weeks. A webcast replay of the event will also be available on the Investor Relations section of the Company’s website at www.ir.ArtioGlobal.com.

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About Artio Global Investors Inc.

Artio Global Investors Inc. is the indirect holding company of Artio Global Management LLC (“Artio Global Management”), a registered investment adviser headquartered in New York City that actively invests in global equity and fixed income markets, primarily for institutional and intermediary clients.

Best known for International Equities, Artio Global Management also offers a broad range of other investment strategies, including High Grade Fixed Income, High Yield and Global Equity, as well as a series of US Equity strategies. Access to these strategies is offered through a variety of investment vehicles, including separate accounts, commingled funds and SEC‐registered mutual funds.

Since 1995, Artio Global Management has built a successful long‐term track record by taking an unconventional approach to investment. Based on a philosophy of style‐agnostic investing across a broad range of opportunities, we have consistently pursued a global approach that we believe provides critical insights in adding value for clients over the long‐term.

For more information, please visit www.artioglobal.com.

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Cautionary Note Regarding Forward‐Looking Statements

This news release may contain, in addition to historical information, forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward‐looking statements are based on the Companyʹs current assumptions, expectations and projections about future events. Words like “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, and similar expressions are used to identify forward‐looking statements, although not all forward‐ looking statements contain these words. These forward‐looking statements discuss matters that necessarily involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward‐looking statements.

Among the factors that could cause actual results to differ from those expressed or implied by a forward‐looking statement are those described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s registration statement on Form S‐1 (File No. 333‐149178), filed with the Securities and Exchange Commission on February 12, 2008, as amended. Other unknown or unpredictable factors also could have material adverse effects on the Companyʹs future results, performance, or achievements.

Any forward‐looking statements in this news release speak only as of the date of this news release. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward‐looking statements to reflect circumstances existing after the date of this release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward‐looking statements will not be realized.

*  *  *  *

Contacts

Investor Relations:	Media Relations:
Peter Sands	Neil Shapiro
Head of Investor Relations	Intermarket Communications
+1 212 297 3891	+1 212 754 5423
ir@artioglobal.com	nshapiro@Intermarket.com

*  *  *  *

Fund Performance Disclaimers

Lipper rankings are for Class I mutual fund shares with a five‐year track record only. Other classes may have different performance characteristics. Lipper, a wholly‐owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Morningstar rankings are for Class I mutual fund shares with a minimum three-year track record. For each mutual fund with at least a three‐year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investmentʹs independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. Data presented reflects past performance, which is no guarantee of future results. © 2009 Morningstar, Inc. All Rights Reserved.

Exhibit - 1

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2009	Sep. 30, 2008	Jun. 30, 2009	Sep. 30, 2008	Jun. 30, 2009	Sep. 30, 2009	Sep. 30, 2008	Sep. 30, 2008
Revenues and other operating income:
Investment management fees	$83,477	$107,552	$69,760	(22%)	20%	$216,053	$351,059	(38%)
Net gains (losses) on securities held for deferred compensation	977	(1,018)	986	196%	(1%)	1,689	(1,619)	NM
Foreign currency gains (losses)	34	(6)	47	NM	(28%)	66	(27)	NM
Total revenues and other operating income	84,488	106,528	70,793	(21%)	19%	217,808	349,413	(38%)

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	22,390	23,461	17,977	(5%)	25%	57,307	76,315	(25%)
Allocation of Class B profits interests	12,191	19,992	11,257	(39%)	8%	33,663	63,983	(47%)
Change in redemption value of Class B profits interests	230,572	16,920	17,412	NM	NM	266,110	53,353	NM
Tax receivable agreement	97,909	-	-	NM	NM	97,909	-	NM
Total employee compensation and benefits	363,062	60,373	46,646	NM	NM	454,989	193,651	135%
Shareholder servicing and marketing	4,502	6,108	4,139	(26%)	9%	11,710	18,833	(38%)
General and administrative	15,228	12,993	9,404	17%	62%	32,806	47,658	(31%)
Total expenses	382,792	79,474	60,189	NM	NM	499,505	260,142	92%

Operating income (loss) before income tax expense	(298,304)	27,054	10,604	NM	NM	(281,697)	89,271	NM

Non-operating income (loss)	122	556	(252)	(78%)	148%	(211)	1,953	(111%)
Income (loss) before income tax expense	(298,182)	27,610	10,352	NM	NM	(281,908)	91,224	NM

Income taxes	113,980	11,330	4,998	NM	NM	121,854	43,322	181%
Net income (loss)	(412,162)	16,280	5,354	NM	NM	(403,762)	47,902	NM

Net income attributable to non-controlling interests	261	-	-	NM	NM	261	-	NM
Net income (loss) attributable to Artio Global Investors	$(412,423)	$16,280	$5,354	NM	NM	$(404,023)	$47,902	NM

Net income (loss) per share attributable to Artio Global Investors:
Basic	$(9.81)	$0.39	$0.13	NM	NM	$(9.62)	$1.14	NM
Diluted	$(9.81)	$0.39	$0.13	NM	NM	$(9.62)	$1.14	NM

Weighted average shares used in net income (loss) per share attributable to Artio Global Investors (6):
Basic	42,052,324	42,000,000	42,000,000	0%	0%	42,017,441	42,000,000	0%
Diluted	42,052,324	42,000,000	42,000,000	0%	0%	42,017,441	42,000,000	0%

NM - Not Meaningful

Assets Under Management ($ in millions) (1)	$55,798	$56,648	$46,826	(2%)	19%	$55,798	$56,648	(2%)

Average Assets Under Management ($ in millions) (1) (2)	$51,793	$66,525	$44,067	(22%)	18%	$46,051	$70,806	(35%)

Effective investment management fee rate (basis points) (3)	64.5	64.7	63.3			62.6	66.1

Effective tax rate	NM	41.0%	48.3%			NM	47.5%

Employee compensation and benefits as a percentage of total revenues and other operating income (4)	NM	54.6%	65.9%			NM	53.5%

Operating margin (5)	NM	27.5%	15.0%			NM	27.5%

1.	Excludes Legacy Activities
2.	Average assets under management for a period is computed on the beginning-of-month balance and all end-of-month balances in the period.
3.	Effective investment management fee rate is defined as annualized investment management fees divided by the average assets under management for the period.
4.
Employee compensation and benefits expense, excluding amortization expense associated with the restricted stock units, and deferred compensation relating to the Principals of $- million for three months ended Sep. 30, 2009, $2.2 million for the three months ended Sep. 30, 2008, $- million for the three months ended Jun. 30, 2009, $- million for the nine months ended Sep. 30, 2009 and $6.7 million for the nine months ended Sep. 30, 2008, divided by total revenues and other operating income.

5.
Operating income before income tax expense, excluding amortization expense associated with the restricted stock units, and deferred compensation relating to the Principals of $- million for three months ended Sep. 30, 2009, $2.2 million for the three months ended Sep. 30, 2008, $- million for the three months ended Jun. 30, 2009, $- million for the nine months ended Sep. 30, 2009 and $6.7 million for the nine months ended Sep. 30, 2008, divided by total revenues and other operating income.

6.
As a result of the losses reported for the three and nine months ended Sep. 30, 2009, basic and diluted shares outstanding for these periods are equal. Basic and diluted shares outstanding for the three months ended Jun. 30, 2009 and the three and nine months ended Sep. 30, 2008 are equal to the Company's outstanding shares prior to the IPO.

Exhibit - 2
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2009	Sep. 30, 2008	Jun. 30, 2009	Sep. 30, 2008	Jun. 30, 2009	Sep. 30, 2009	Sep. 30, 2008	Sep. 30, 2008
Revenues and other operating income:
Investment management fees	$83,477	$107,552	$69,760	(22%)	20%	$216,053	$351,059	(38%)
Net gains (losses) on securities held for deferred compensation	977	(1,018)	986	196%	(1%)	1,689	(1,619)	NM
Foreign currency gains (losses)	34	(6)	47	NM	(28%)	66	(27)	NM
Total revenues and other operating income	84,488	106,528	70,793	(21%)	19%	217,808	349,413	(38%)

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	22,390	23,461	17,977	(5%)	25%	57,307	76,315	(25%)
Allocation of Class B profits interests	-	-	-	NM	NM	-	-	NM
Change in redemption value of Class B profits interests	-	-	-	NM	NM	-	-	NM
Tax receivable agreement	-	-	-	NM	NM	-	-	NM
Total employee compensation and benefits	22,390	23,461	17,977	(5%)	25%	57,307	76,315	(25%)
Shareholder servicing and marketing	4,502	6,108	4,139	(26%)	9%	11,710	18,833	(38%)
General and administrative	15,228	12,993	9,404	17%	62%	32,806	47,658	(31%)
Total expenses	42,120	42,562	31,520	(1%)	34%	101,823	142,806	(29%)

Operating income before income tax expense	42,368	63,966	39,273	(34%)	8%	115,985	206,607	(44%)

Non-operating income (loss)	122	556	(252)	(78%)	148%	(211)	1,953	(111%)
Income before income tax expense	42,490	64,522	39,021	(34%)	9%	115,774	208,560	(44%)

Income taxes	14,564	23,195	17,407	(37%)	(16%)	46,983	91,499	(49%)
Net income	27,926	41,327	21,614	(32%)	29%	68,791	117,061	(41%)

Net income attributable to non-controlling interests	-	-	-	NM	NM	-	-	NM
Net income attributable to Artio Global Investors	$27,926	$41,327	$21,614	(32%)	29%	$68,791	$117,061	(41%)

Net income per diluted share attributable to Artio Global Investors	$0.47	$0.69	$0.36	(32%)	31%	$1.15	$1.95	(41%)

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	60,000,994	60,000,000	60,000,000	0%	0%	60,000,331	60,000,000	0%

NM - Not Meaningful

Assets Under Management ($ in millions) (1)	$55,798	$56,648	$46,826	(2%)	19%	$55,798	$56,648	(2%)

Average Assets Under Management ($ in millions) (1) (2)	$51,793	$66,525	$44,067	(22%)	18%	$46,051	$70,806	(35%)

Effective investment management fee rate (basis points) (3)	64.5	64.7	63.3			62.6	66.1

Effective tax rate	34.3%	35.9%	44.6%			40.6%	43.9%

Employee compensation and benefits as a percentage of total revenues and other operating income (4)	26.4%	19.9%	25.4%			26.3%	19.9%

Operating margin (5)	50.2%	62.1%	55.5%			53.3%	61.0%

1.	Excludes Legacy Activities
2.	Average assets under management for a period is computed on the beginning-of-month balance and all end-of-month balances in the period.
3.	Effective investment management fee rate is defined as annualized investment management fees divided by the average assets under management for the period.
4.
Employee compensation and benefits expense, excluding amortization expense associated with the restricted stock units, and deferred compensation relating to the Principals of $- million for three months ended Sep. 30, 2009, $2.2 million for the three months ended Sep. 30, 2008, $- million for the three months ended Jun. 30, 2009, $- million for the nine months ended Sep. 30, 2009 and $6.7 million for the nine months ended Sep. 30, 2008, divided by total revenues and other operating income.

5.
Operating income before income tax expense, excluding amortization expense associated with the restricted stock units, and deferred compensation relating to the Principals of $- million for three months ended Sep. 30, 2009, $2.2 million for the three months ended Sep. 30, 2008, $- million for the three months ended Jun. 30, 2009, $- million for the nine months ended Sep. 30, 2009 and $6.7 million for the nine months ended Sep. 30, 2008, divided by total revenues and other operating income.

Exhibit - 3

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.
	Three Months Ended Sep. 30, 2009				Nine Months Ended Sep. 30, 2009
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$83,477	$-		$83,477	$216,053	$-		$216,053
Net gains on securities held for deferred compensation	977	-		977	1,689	-		1,689
Foreign currency gains	34	-		34	66	-		66
Total revenues and other operating income	84,488	-		84,488	217,808	-		217,808

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	22,390	-		22,390	57,307	-		57,307
Allocation of Class B profits interests	12,191	(12,191)	(a)	-	33,663	(33,663)	(a)	-
Change in redemption value of Class B profits interests	230,572	(230,572)	(a)	-	266,110	(266,110)	(a)	-
Tax receivable agreement	97,909	(97,909)	(b)	-	97,909	(97,909)	(b)	-
Total employee compensation and benefits	363,062	(340,672)		22,390	454,989	(397,682)		57,307
Shareholder servicing and marketing	4,502	-		4,502	11,710	-		11,710
General and administrative	15,228	-		15,228	32,806	-		32,806
Total expenses	382,792	(340,672)		42,120	499,505	(397,682)		101,823

Operating income (loss) before income tax expense	(298,304)	340,672		42,368	(281,697)	397,682		115,985

Non-operating income (loss)	122	-		122	(211)	-		(211)
Income (loss) before income tax expense	(298,182)	340,672		42,490	(281,908)	397,682		115,774

Income taxes	113,980	(99,416)	(c)	14,564	121,854	(74,871)	(c)	46,983
Net income (loss)	(412,162)	440,088		27,926	(403,762)	472,553		68,791

Net income attributable to non-controlling interests	261	(261)	(d)	-	261	(261)	(d)	-
Net income (loss) attributable to Artio Global Investors	$(412,423)	$440,349		$27,926	$(404,023)	$472,814		$68,791

Net income (loss) per diluted share attributable to Artio Global Investors	$(9.81)			$0.47	$(9.62)			$1.15

Weighted average diluted shares used in net income (loss) per share attributable to Artio Global Investors	42,052,324	17,948,670	(e)	60,000,994	42,017,441	17,982,890	(e)	60,000,331

Exhibit - 4

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Three Months Ended Sep. 30, 2008				Nine Months Ended Sep. 30, 2008				Three Months Ended Jun. 30, 2009
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$107,552	$-		$107,552	$351,059	$-		$351,059	$69,760	$-		$69,760
Net gains (losses) on securities held for deferred compensation	(1,018)	-		(1,018)	(1,619)	-		(1,619)	986	-		986
Foreign currency gains (losses)	(6)	-		(6)	(27)	-		(27)	47	-		47
Total revenues and other operating income	106,528	-		106,528	349,413	-		349,413	70,793	-		70,793

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	23,461	-		23,461	76,315	-		76,315	17,977	-		17,977
Allocation of Class B profits interests	19,992	(19,992)	(a)	-	63,983	(63,983)	(a)	-	11,257	(11,257)	(a)	-
Change in redemption value of Class B profits interests	16,920	(16,920)	(a)	-	53,353	(53,353)	(a)	-	17,412	(17,412)	(a)	-
Tax receivable agreement	-	-		-	-	-		-	-	-		-
Total employee compensation and benefits	60,373	(36,912)		23,461	193,651	(117,336)		76,315	46,646	(28,669)		17,977
Shareholder servicing and marketing	6,108	-		6,108	18,833	-		18,833	4,139	-		4,139
General and administrative	12,993	-		12,993	47,658	-		47,658	9,404	-		9,404
Total expenses	79,474	(36,912)		42,562	260,142	(117,336)		142,806	60,189	(28,669)		31,520

Operating income before income tax expense	27,054	36,912		63,966	89,271	117,336		206,607	10,604	28,669		39,273

Non-operating income (loss)	556	-		556	1,953	-		1,953	(252)	-		(252)
Income before income tax expense	27,610	36,912		64,522	91,224	117,336		208,560	10,352	28,669		39,021

Income taxes	11,330	11,865	(c)	23,195	43,322	48,177	(c)	91,499	4,998	12,409	(c)	17,407
Net income	16,280	25,047		41,327	47,902	69,159		117,061	5,354	16,260		21,614

Net income attributable to non-controlling interests	-	-		-	-	-		-	-	-		-
Net income attributable to Artio Global Investors	$16,280	$25,047		$41,327	$47,902	$69,159		$117,061	$5,354	$16,260		$21,614

Net income (loss) per diluted share attributable to Artio Global Investors	$0.39			$0.69	$1.14			$1.95	$0.13			$0.36

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	42,000,000	18,000,000	(e)	60,000,000	42,000,000	18,000,000	(e)	60,000,000	42,000,000	18,000,000	(e)	60,000,000

 Exhibit - 5
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Notes to Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income

Management believes the Non-GAAP adjustments set forth below provide the reader the ability to compare current period results with prior period results. Additional information on the reorganization of the Company's ownership structure and the relating non-recurring items are discussed in the Company's final prospectus dated September 23, 2009.

The Company's GAAP results for the three and nine months ended September 30, 2009, include certain ongoing expenses on a pro-rata basis for the two day stub period following the IPO including, but not limited to, the accrual for the Principals' annual bonus, amortization of restricted stock units and commitment fees on our credit facilities. Management has not included a full-period's expense for purposes of the adjusted results for all periods presented.

(a)
Adjustments to exclude the Allocation of Class B profits interests and the change in redemption value of Class B profits interests, from all periods presented, as the Company will no longer incur these expenses following the reorganization of the Company's ownership structure in connection with the IPO.

(b)	Adjustment to exclude the $97.9 million non-cash compensation expense associated with the establishment of a tax receivable agreement with our Principals, as this is a non-recurring charge.

(c)	The $99.4 million adjustment to income taxes for the three months ended Sep. 30, 2009 primarily reflects the following:

i.
Income tax expense impact of ($110.3) million resulting from excluding the de-recognition of the deferred tax asset as this will not have a continuing impact on our results of operations following the reorganization of the Company's ownership structure in connection with the IPO.

ii.
Income tax expense of $11.5 million relating to the impact of excluding the allocation of Class B profits interests of $12.2 million and change in redemption value of Class B profits interests of $14.8 million. There is no income tax expense effect on the $215.8 million compensation expense for the acceleration and vesting of our Principals' membership interest and the $97.9 million expense for the establishment of a tax receivable agreement with our Principals, both of which were incurred as a result of the reorganization of the Company's ownership structure in connection with the IPO, and therefore no adjustment is necessary.

The adjustments to income taxes for the three months ended Jun. 30, 2009 and the three and nine months ended Sep. 30, 2008 primarily reflect the income tax expense impact of excluding the allocation of Class B profits interests and change in redemption value of Class B profits interests, for each period.

The adjustment to income taxes for the nine months ended Sep. 30, 2009 primarily reflects the income tax expense impact of excluding the allocation of Class B profits interests and the change in redemption value of Class B profits interests for the six months ended Jun. 30, 2009, plus the adjustment to income taxes for the three months ended Sep. 30, 2009 noted above.

(d)	Adjustment to eliminate the Principals' non-controlling interests which are assumed to be exchanged to Class A common stock.

(e)
Diluted shares outstanding assumes the Company's ownership structure following the IPO was in effect at the beginning of each period presented and the Principals have exchanged their Class A Units in the intermediate holding company for Class A common stock in the public company.

Exhibit - 6
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Assets under Management by Investment Vehicle
(unaudited, in millions)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2009	Sep. 30, 2008	Jun. 30, 2009	Sep. 30, 2008	Jun. 30, 2009	Sep. 30, 2009	Sep. 30, 2008	Sep. 30, 2008

Proprietary Funds
Beginning assets under management	$20,153	$33,974	$16,367	(41%)	23%	$19,466	$37,117	(48%)
Gross client cash inflows	1,821	1,806	1,915	1%	(5%)	5,644	6,608	(15%)
Gross client cash outflows	(1,730)	(3,044)	(1,371)	43%	(26%)	(5,071)	(6,924)	27%
Net client cash flows	91	(1,238)	544	107%	(83%)	573	(316)	NM
Transfers between investment vehicles	-	(109)	-	100%	NM	-	(189)	100%
Total client cash flows	91	(1,347)	544	107%	(83%)	573	(505)	NM
Market appreciation (depreciation)	3,819	(6,911)	3,242	155%	18%	4,024	(10,896)	137%
Ending assets under management	24,063	25,716	20,153	(6%)	19%	24,063	25,716	(6%)

Institutional Commingled Funds
Beginning assets under management	7,324	10,288	5,943	(29%)	23%	7,056	9,357	(25%)
Gross client cash inflows	481	661	441	(27%)	9%	1,192	3,316	(64%)
Gross client cash outflows	(326)	(218)	(262)	(50%)	(24%)	(890)	(997)	11%
Net client cash flows	155	443	179	(65%)	(13%)	302	2,319	(87%)
Transfers between investment vehicles	(10)	62	5	(116%)	NM	(9)	187	(105%)
Total client cash flows	145	505	184	(71%)	(21%)	293	2,506	(88%)
Market appreciation (depreciation)	1,447	(2,408)	1,197	160%	21%	1,567	(3,478)	145%
Ending assets under management	8,916	8,385	7,324	6%	22%	8,916	8,385	6%

Separate Accounts
Beginning assets under management	14,778	21,270	12,757	(31%)	16%	14,342	22,897	(37%)
Gross client cash inflows	634	129	600	NM	6%	1,797	1,279	41%
Gross client cash outflows	(624)	(416)	(648)	(50%)	4%	(1,545)	(1,078)	(43%)
Net client cash flows	10	(287)	(48)	103%	121%	252	201	25%
Transfers between investment vehicles	10	-	(5)	NM	NM	9	(45)	120%
Total client cash flows	20	(287)	(53)	107%	138%	261	156	67%
Market appreciation (depreciation)	2,598	(4,296)	2,074	160%	25%	2,793	(6,366)	144%
Ending assets under management	17,396	16,687	14,778	4%	18%	17,396	16,687	4%

Sub-advisory Accounts
Beginning assets under management	4,571	7,072	3,874	(35%)	18%	4,336	5,991	(28%)
Gross client cash inflows	234	316	222	(26%)	5%	660	2,491	(74%)
Gross client cash outflows	(169)	(272)	(146)	38%	(16%)	(493)	(742)	34%
Net client cash flows	65	44	76	48%	(14%)	167	1,749	(90%)
Transfers between investment vehicles	-	47	-	(100%)	NM	-	47	(100%)
Total client cash flows	65	91	76	(29%)	(14%)	167	1,796	(91%)
Market appreciation (depreciation)	787	(1,303)	621	160%	27%	920	(1,927)	148%
Ending assets under management	5,423	5,860	4,571	(7%)	19%	5,423	5,860	(7%)

Total Assets under Management (1)
Beginning assets under management	46,826	72,604	38,941	(36%)	20%	45,200	75,362	(40%)
Gross client cash inflows	3,170	2,912	3,178	9%	(0%)	9,293	13,694	(32%)
Gross client cash outflows	(2,849)	(3,950)	(2,427)	28%	(17%)	(7,999)	(9,741)	18%
Net client cash flows	321	(1,038)	751	131%	(57%)	1,294	3,953	(67%)
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	321	(1,038)	751	131%	(57%)	1,294	3,953	(67%)
Market appreciation (depreciation)	8,651	(14,918)	7,134	158%	21%	9,304	(22,667)	141%
Ending assets under management	$55,798	$56,648	$46,826	(2%)	19%	$55,798	$56,648	(2%)

1. Total Assets under Management excludes Legacy Activities

Exhibit - 7
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2009	Sep. 30, 2008	Jun. 30, 2009	Sep. 30, 2008	Jun. 30, 2009	Sep. 30, 2009	Sep. 30, 2008	Sep. 30, 2008

International Equity I
Beginning assets under management	$19,124	$37,024	$16,197	(48%)	18%	$20,188	$42,517	(53%)
Gross client cash inflows	317	537	483	(41%)	(34%)	1,302	2,539	(49%)
Gross client cash outflows	(1,167)	(1,922)	(892)	39%	(31%)	(3,066)	(4,746)	35%
Net client cash flows	(850)	(1,385)	(409)	39%	(108%)	(1,764)	(2,207)	20%
Transfers between investment strategies	-	(155)	10	100%	(100%)	10	(155)	106%
Total client cash flows	(850)	(1,540)	(399)	45%	(113%)	(1,754)	(2,362)	26%
Market appreciation (depreciation)	3,765	(8,375)	3,326	145%	13%	3,605	(13,046)	128%
Ending assets under management	22,039	27,109	19,124	(19%)	15%	22,039	27,109	(19%)

International Equity II
Beginning assets under management	20,371	28,358	16,250	(28%)	25%	18,697	26,050	(28%)
Gross client cash inflows	1,748	1,835	1,775	(5%)	(2%)	5,191	9,202	(44%)
Gross client cash outflows	(1,224)	(1,543)	(851)	21%	(44%)	(3,222)	(3,579)	10%
Net client cash flows	524	292	924	79%	(43%)	1,969	5,623	(65%)
Transfers between investment strategies	-	109	-	(100%)	NM	-	109	(100%)
Total client cash flows	524	401	924	31%	(43%)	1,969	5,732	(66%)
Market appreciation (depreciation)	4,156	(6,115)	3,197	168%	30%	4,385	(9,138)	148%
Ending assets under management	25,051	22,644	20,371	11%	23%	25,051	22,644	11%

High Grade Fixed Income
Beginning assets under management	4,689	4,843	4,647	(3%)	1%	4,566	4,657	(2%)
Gross client cash inflows	339	316	301	7%	13%	1,082	1,165	(7%)
Gross client cash outflows	(240)	(274)	(466)	12%	48%	(1,073)	(883)	(22%)
Net client cash flows	99	42	(165)	136%	160%	9	282	(97%)
Transfers between investment strategies	-	-	(16)	NM	100%	(16)	(117)	86%
Total client cash flows	99	42	(181)	136%	155%	(7)	165	(104%)
Market appreciation (depreciation)	228	(89)	223	NM	2%	457	(26)	NM
Ending assets under management	5,016	4,796	4,689	5%	7%	5,016	4,796	5%

High Yield
Beginning assets under management	2,017	1,267	1,303	59%	55%	977	852	15%
Gross client cash inflows	719	141	612	NM	17%	1,650	604	173%
Gross client cash outflows	(188)	(132)	(178)	(42%)	(6%)	(429)	(315)	(36%)
Net client cash flows	531	9	434	NM	22%	1,221	289	NM
Transfers between investment strategies	-	-	6	NM	(100%)	6	117	(95%)
Total client cash flows	531	9	440	NM	21%	1,227	406	NM
Market appreciation (depreciation)	386	(138)	274	NM	41%	730	(120)	NM
Ending assets under management	2,934	1,138	2,017	158%	45%	2,934	1,138	158%

Global Equity
Beginning assets under management	476	703	421	(32%)	13%	591	761	(22%)
Gross client cash inflows	43	77	7	(44%)	NM	62	156	(60%)
Gross client cash outflows	(28)	(21)	(36)	(33%)	22%	(168)	(79)	(113%)
Net client cash flows	15	56	(29)	(73%)	152%	(106)	77	NM
Transfers between investment strategies	-	46	-	(100%)	NM	-	46	(100%)
Total client cash flows	15	102	(29)	(85%)	152%	(106)	123	(186%)
Market appreciation (depreciation)	84	(134)	84	163%	0%	90	(213)	142%
Ending assets under management	575	671	476	(14%)	21%	575	671	(14%)

Exhibit - 7

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2009	Sep. 30, 2008	Jun. 30, 2009	Sep. 30, 2008	Jun. 30, 2009	Sep. 30, 2009	Sep. 30, 2008	Sep. 30, 2008

US Equity
Beginning assets under management	56	116	44	(52%)	27%	49	133	(63%)
Gross client cash inflows	4	5	1	(20%)	NM	6	18	(67%)
Gross client cash outflows	(1)	(9)	(4)	89%	75%	(7)	(16)	56%
Net client cash flows	3	(4)	(3)	175%	200%	(1)	2	(150%)
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	3	(4)	(3)	175%	200%	(1)	2	(150%)
Market appreciation (depreciation)	14	(5)	15	NM	(7%)	25	(28)	189%
Ending assets under management	73	107	56	(32%)	30%	73	107	(32%)

Other (1)
Beginning assets under management	93	293	79	(68%)	18%	132	392	(66%)
Gross client cash inflows	-	1	(1)	(100%)	100%	-	10	(100%)
Gross client cash outflows	(1)	(49)	-	98%	NM	(34)	(123)	72%
Net client cash flows	(1)	(48)	(1)	98%	0%	(34)	(113)	70%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1)	(48)	(1)	98%	0%	(34)	(113)	70%
Market appreciation (depreciation)	18	(62)	15	129%	20%	12	(96)	113%
Ending assets under management	110	183	93	(40%)	18%	110	183	(40%)

Total Assets under Management (2)
Beginning assets under management	46,826	72,604	38,941	(36%)	20%	45,200	75,362	(40%)
Gross client cash inflows	3,170	2,912	3,178	9%	(0%)	9,293	13,694	(32%)
Gross client cash outflows	(2,849)	(3,950)	(2,427)	28%	(17%)	(7,999)	(9,741)	18%
Net client cash flows	321	(1,038)	751	131%	(57%)	1,294	3,953	(67%)
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	321	(1,038)	751	131%	(57%)	1,294	3,953	(67%)
Market appreciation (depreciation)	8,651	(14,918)	7,134	158%	21%	9,304	(22,667)	141%
Ending assets under management	55,798	56,648	46,826	(2%)	19%	55,798	56,648	(2%)

1.	Other includes Other International Equity and Other strategies
2.	Total Assets under Management excludes Legacy Activities

Exhibit - 8
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Mutual Fund Performance Data (1)

	Morningstar Ratings /
	Funds in Total Universe (# of Funds)			Lipper Percentile Rankings (PR) / Funds in Total Universe (# of Funds)
				YTD		1-Year		3-Year		5-Year		10-Year
		# of			# of		# of		# of		# of		# of
Fund	Rating	Funds	Category	PR	Funds	PR	Funds	PR	Funds	PR	Funds	PR	Funds	Classification

Artio International Equity Fund, Class A (2)	5	600	Foreign Large Blend	83	375	61	363	38	302	15	263	1	142	International Large-Cap Core
Artio International Equity Fund, Class I (2)	4	600	Foreign Large Blend	83	375	60	363	35	302	14	263	NA	NA	International Large-Cap Core

Artio International Equity II Fund, Class A	4	600	Foreign Large Blend	82	375	44	363	20	302	NA	NA	NA	NA	International Large-Cap Core
Artio International Equity II Fund, Class I	4	600	Foreign Large Blend	81	375	40	363	16	302	NA	NA	NA	NA	International Large-Cap Core

Artio Global Equity Fund, Class A	4	536	World Stock	50	101	35	99	57	87	39	72	NA	NA	Global Large-Cap Core
Artio Global Equity Fund, Class I	3	536	World Stock	47	101	33	99	52	87	NA	NA	NA	NA	Global Large-Cap Core

Artio Microcap Fund, Class A	2	670	Small Growth	1	748	10	733	33	607	NA	NA	NA	NA	Small-Cap Core
Artio Microcap Fund, Class I	2	670	Small Growth	1	748	9	733	29	607	NA	NA	NA	NA	Small-Cap Core

Artio Smallcap Fund, Class A	5	670	Small Growth	1	748	2	733	2	607	NA	NA	NA	NA	Small-Cap Core
Artio Smallcap Fund, Class I	5	670	Small Growth	1	748	2	733	1	607	NA	NA	NA	NA	Small-Cap Core

Artio Midcap Fund, Class A	2	750	Mid-Cap Growth	21	487	64	484	72	426	NA	NA	NA	NA	Mid-Cap Growth
Artio Midcap Fund, Class I	2	750	Mid-Cap Growth	20	487	62	484	70	426	NA	NA	NA	NA	Mid-Cap Growth

Artio Multicap Fund, Class A	3	1515	Large Growth	19	483	27	478	48	384	NA	NA	NA	NA	Multi-Cap Growth
Artio Multicap Fund, Class I	3	1515	Large Growth	19	483	25	478	44	384	NA	NA	NA	NA	Multi-Cap Growth

Artio Global High Income Fund, Class A	5	466	High Yield Bond	15	455	11	452	4	376	4	325	NA	NA	High Current Yield
Artio Global High Income Fund, Class I	5	466	High Yield Bond	14	455	10	452	2	376	3	325	NA	NA	High Current Yield

Artio Total Return Bond Fund, Class A	4	954	Intermediate Term Bond	69	555	56	547	29	435	10	374	12	207	Intermediate Investment Grade Debt
Artio Total Return Bond Fund, Class I	5	954	Intermediate Term Bond	68	555	53	547	23	435	9	374	NA	NA	Intermediate Investment Grade Debt

Note: Data as of September 30, 2009

NA: Not applicable

1.
Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating.Data presented reflects past performance, which is no guarantee of future results. © 2009 Morningstar, Inc. All Rights Reserved.

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